2017 Investor & Analyst Day

May 10, 2017

Ingersoll Rand
Inspiring Progress™



Zac Nagle

Vice President, Investor Relations

Ingersoll Rand
Inspiring Progress™



Safe Harbor

These presentations include "forward-looking statements," which are statements that are not historical facts, including statements that relate to the mix of and demand for our products; performance of the markets in which we operate; our share repurchase program including the amount of shares to be repurchased and timing of such repurchases; our capital allocation strategy; our M&A framework and strategy; our projected 2017 full-year financial performance and targets and our projected 2017 to 2020 financial performance and targets including assumptions regarding our effective tax rate. These forward-looking statements are based on our current expectations and are subject to risks and uncertainties, which may cause actual results to differ materially from our current expectations. Such factors include, but are not limited to, global economic conditions, the outcome of any litigation, demand for our products and services, and tax law changes. Additional factors that could cause such differences can be found in our Form 10-K for the year ended December 31, 2016, Form 10-Q for the quarter ended March 31, 2017, and other SEC filings. We assume no obligation to update these forward-looking statements.

These presentations also include non-GAAP financial information which should be considered supplemental to, not a substitute for, or superior to, the financial measure calculated in accordance with GAAP. The definitions of our non-GAAP financial information are included as an appendix in our presentation and reconciliations can be found in our earnings releases for the relevant periods located on our website at www.ingersollrand.com. All data beyond the first quarter of 2017 are estimates.

Mike Lamach

Chairman and Chief Executive Officer

Ingersoll Rand
Inspiring Progress™



Agenda

Strong and improving business

Well-positioned

Sustainable performance



Ingersoll Rand Today: A Global Leader in Energy Efficiency and Productivity

Two Segments

(Revenues 2016)


Industrial
$3.0B
$10.5B
Climate

Key Metrics

Manufacturing locations worldwide	51
Employees	~45,000
Market cap	~$23B
# of countries we sell products	100+

Why Ingersoll Rand?

Multi-year top-tier performance record	• Business Operating System enables strong execution of company's strategy
Inspired excellence and innovation	• Our people think big and bold to create impactful products and services that deliver value and transform everyday life
Sustainability drives growth	• Strategy linked to global mega trends to solve complex customer needs for energy efficiency and productivity

2017-2020 Targets

Revenue CAGR
~ 4 - 4.5%

Operating Margin
~14.5 -15%

EPS CAGR
~ 11 - 13%

Executing a Consistent Strategy that Delivers Profitable Growth

1. Sustained Growth

Differentiated products and services deliver top-tier revenue growth



+

2. Operational Excellence

Margin improvement and powerful cash flow



+

3. Dynamic Capital Allocation

Reinvestment, dividends, share repurchase and acquisitions



+

4. Winning Culture

Commitment to integrity, ingenuity and engagement



Strong, globally recognized brands | **Leading market shares** | **Well positioned in both geographic and end markets**

Operationally Integrated Company Maximized for Future Growth

Ingersoll Rand	Past		Present
Organic Growth	Steady	→	Leading
Performance	Profitable	→	Top-Tier
Innovation	Measured	→	Transformational
Operational Excellence	Beginning	→	Core Competency
Culture	Siloed	→	Collaborative
Sustainability	Obligation	→	Growth Driver







Widely Recognized for Global Citizenship, Sustainability and Employee Engagement

Citizenship

Corporate Responsibility magazine
100 Best Corporate Citizens
list for 4th consecutive year

Fortune World's **Most Admired**
list for 5th year, #2 in peer group

Sustainability

2016 **Dow Jones Sustainability**
World and North America
for 6th consecutive year

FTSE4Good Index Series
for strong environmental, social and governance practices

Employee Engagement


Manufacturing Industry Top Quartile
Manufacturing Industry Average
16-point increase in Employee Engagement over five years
2010
2012
2013
2014
2015
2016

Strategy and Execution Deliver Differentiated Shareholder Returns



Total Shareholder Returns Outperformed
S&P 500 Index, S&P Industrials and Peer Average
600%
500%
400%
300%
200%
100%
0%
(100%)
2009
2010
2011
2012
2013
2014
2015
2016
Ingersoll Rand
Peer Average
S&P 500
S&P Industrials
~500%
~280%
~190%
~160%

Have Met or Exceeded Targets Set in November 2013

	Target	Actual	Target Met
External Commitments			
• Organic revenue growth (CAGR)	4% - 5%	**4%**	☑
• Adj. EPS growth (CAGR)	15% - 20%	**15.7%**	☑
• Free cash flow % of net income	100%	**103%**	☑
Internal Goals			
• Dividend >= earnings growth (CAGR)	> 15%	**17%**	☑
• Free Cash Flow ROIC	18% - 20%	**3 year avg = 18%** **2016 = 23%**	☑

Ingersoll Rand.

Agenda

Strong and improving business

Well-positioned

Sustainable performance



Global Mega Trends Play to Our Strengths

Global Mega Trends

- Climate change
- Urbanization
- Natural resource scarcity
- Digital connectedness and technologies









Our Strengths

- Reduce energy demand and greenhouse gas emissions
- Improve efficiency in:
  - Buildings
  - Industrial processes
  - Transportation



Ingersoll Rand

Leading Brands and Market Positions

Commercial HVAC

TRANE

- World leader in HVAC

Residential HVAC

American Standard HEATING & AIR CONDITIONING

- Leader in heating and air conditioning solutions

Transport Refrigeration

THERMO KING

- World leader in refrigerated transportation

Industrial and Process

Ingersoll Rand

- Leader in compression technologies, specialty tools & material handling

Fluid Handling

ARO

- World leader in reliable fluid handling equipment

Golf and Utility Vehicles

Club Car

- A world leader in small electric vehicles

Continuing 146-Year Trend of Transforming Everyday Life through Innovation

Product portfolio refreshed since 2012	85%
Key emerging markets innovation success; % of revenues	~10%
Average innovation revenue 2012-2016	23%
Product concept to shipping time reduction since 2012	50%

More than 200 Products Introduced in Last 3 Years


Ingersoll Rand Next Generation R-Series


Trane Series E™ CenTraVac


Club Car Onward


Thermo King SLXi


Trane Sintesis eXcellent


Thermo King Precedent


72°
Trane ComfortLink II


Ingersoll Rand QX Series


Trane Stealth


Ingersoll Rand MR150 ManRider Winch


Trane S-Series Furnace


Trane Ductless Outdoor Unit

Business Operating System Delivers Results

1. Drive innovation and productivity
2. Proven & unique system to accelerate profitable growth
3. Committed to sustainability and energy efficiency
4. Focus on employee engagement

GROWTH & OPERATIONAL EXCELLENCE

Ingersoll Rand

Agenda

Strong and improving business

Well-positioned

Sustainable performance



Continuing to Execute Consistent and Proven Strategy

1.
Deliver Sustained Growth



2.
Laser Focus on Operational Excellence



3.
Allocate Strong Cash Flow to Maximize Shareholder Value



4.
Build and Leverage our Winning Culture



Strong, globally recognized brands

Leading market shares

Well positioned in both geographic and end markets

A Few Growth Opportunities being Highlighted Today

Subset of Incremental Revenue Opportunities Contributing to 2020 Targets

Climate

~$200M



Variable Refrigerant Flow

~$400M



Energy Services

~$300M



Digital Customer Experience

~$100M



Auxiliary Power Unit

Industrial

~$40M Operating Income



Engineered to Order

~$100M



Personal Transportation

~$175M



Compression Tech Services

~$90M



Industrial Products

Why Invest In Ingersoll Rand?

Strategy	Strategy tied to attractive end markets supported by global mega trends
Brands	Franchise brands and businesses with leadership market positions
Innovation	Sustained business investments delivering innovation and growth, operating excellence and improving margins
Performance	Strong management and high performing teams
Cash Flow	Operating model delivers powerful cash flow
Capital Allocation	Capital allocation priorities deliver strong shareholder returns

Didier Teirlinck

Executive Vice President – Climate Segment

Ingersoll Rand
Inspiring Progress™



Agenda

- The business today
- Performance highlights
- Strategy and outlook
- Strategic growth programs


THERMO KING


Main Floor
Zone Temperature
72°
System Idle
Heat to:
72°
Hold Options
51°
NEXIA
Menu






TRANE
COMFORT SPECIALIST

Industry Leading Portfolio of Brands and Services

$10.5B Group of Three HVAC and Transport Refrigeration Businesses

Commercial HVAC



TRANE®

Thermocold THE AIRVOLUTION

Residential HVAC



TRANE®

American Standard HEATING & AIR CONDITIONING

NEXIA™

Ameristar HEATING & COOLING

Transport Refrigeration



THERMO KING

Technology at its best FRIGOBLOCK

The Business Today: Diversifying for Resilient Performance

Business Units


Transport Refrigeration
Commercial HVAC Equipment
$10.5B
Residential HVAC
Commercial HVAC Service Parts & Contracting

Regional Mix


4%
Latin America
11%
Asia Pacific
14%
Europe, Middle East, Africa
71%
North America

Revenue Streams


30%
Parts and Services
70%
Equipment

- High and growing recurring revenue streams – services / parts
- Balanced mix of services, energy services, connected buildings, residential and transport solutions

Agenda

The business today

Performance highlights

Strategy and outlook

Strategic growth programs


THERMO KING


Main Floor
Zone Temperature
72°
System Idle
Cooling
Heating
Heat to:
72°
Hold Options
51°
NEXIA
Menu






TRANE
COMFORT SPECIALIST

Proven and Sustainable Financial Performance Over Time



6.9%
8.9%
8.8%
9.3%
10.5%
12.2%
12.8%
14.6%
$7.8
$8.4
$9.1
$9.0
$9.4
$9.9
$10.2
$10.5
2009
2010
2011
2012
2013
2014
2015
2016
Adjusted Operating Income %
+7.7PPts
Revenue $B
+4.5% CAGR

Ingersoll Rand.

Dramatic Transformation of Global Commercial HVAC Business



Growth & Innovation

- 20% renewal of products each year for past 3 years
- Leading with low-global warming potential products that use next-generation refrigerants – EcoWise™
- 50% of total investment going to building channel capabilities



Building Controls & Service Connectivity

- Leading high margin service business
- 5,000+ service technicians globally
- +25% controls linkage to service agreement since 2014
- 30% growth in HVAC service agreements since 2012
- 200% growth in rental services revenue since 2012



Operating Performance

- 40% increase revenue per square foot (2010-2016)
- 30% increase revenue per service technician (2012-2016)
- >30% average operating leverage (2010-2016)

2009-2016

Revenue CAGR ~4.0%

Adj. operating income CAGR ~14%

Successfully Expanding Residential HVAC Business



Growth & Innovation

- Comprehensive product portfolio serving diverse markets and applications
- 80%+ of revenue from new products launched in the last 36 months
- Leadership in energy efficient systems
- Best in class Connected Home solutions



Channel Expansion

- Successful expansion in serving non traditional market segments
- 10 consecutive quarters of share growth
- Sales standard work driving consistent performance



Operating Performance

- 27% increase revenue per square foot 2010-2016
- 60%+ improvement in product availability since 2012
- Average operating leverage >45% 2012-2016

2012-2016

Revenue CAGR 5.4%

Adj. operating income CAGR ~60%

Diversified Transport Refrigeration Business for Reduced Cyclicality



Growth & Innovation

- 35% of revenue from new products launched in the last 36 months
- Leading with low-global warming potential products that use next-generation refrigerants – EcoWise™
- Significant investment in next-generation hybrid-electric units



Business Mix

- 200% revenue increase from Auxiliary Power Units since 2009
- 61% revenue increase from North America Truck since 2009
- Over 10% of total revenue from new market segments (Rail HVAC, Air Cargo, Telematics…)



Operating Performance

- 100% increase revenue per square foot 2010-2016
- Average operating leverage >gross margin 2010-2016

2009-2016

Revenue CAGR 7.4%

Adj. operating income CAGR ~15%

Agenda

The business today

Performance highlights

Strategy and outlook

Strategic growth programs


THERMO KING

Main Floor
Zone Temperature
72°
Cooling
Heating
Heat to:
72°
51°
System Idle
NEXIA
Menu



TRANE
COMFORT SPECIALIST

Strategy Aligned with Core Mega Trends

	Trend	Response
	**Sustainability**	• Efficient systems and controls technology • Holistic building energy management solutions and services • Connected building technology and capabilities • Utility solutions and grid management; Buildings as a Resource (BaaR)
	**Urbanization**	• District cooling • Smaller unit footprint • Thermal storage and renewables • Noise abatement • Diesel engine replacement
	**Exponential technologies**	• Connected commercial building and home solutions • E-commerce and digital customer experience
	**Climate change**	• Regulatory and industry leadership • Early adoption of low-global warming potential refrigerants
	**Food scarcity Pharma integrity**	• Fleet management and connected trucks • Refrigerated logistics and retail expansion in emerging markets • Intelligent solutions to transport pharmaceuticals over long distance

Our Three Point Climate Growth Strategy

Core Growth

- Industry leading systems efficiency
- Service recurring revenue streams
- Best total cost of ownership
- Significant opportunity to expand in underserved segments
- HVAC parts and supply growth
- Owning the customer experience at all touch points

Expansion

- Power management
- Variable refrigerant flow / variable water flow (ductless)
- Building energy management solutions and services
- Energy storage capabilities (thermal storage in buildings)

New Frontiers

- Customer experience enhancements through digital solutions
- Connected equipment and analytics
- Continuous commissioning – cloud based continuous building optimization
- Advanced analytics – fuel and fleet

Outlook: Continued Growth and Margin Expansion

Revenue Growth*


~4.5%
CAGR
~$10.9B
~$12.4B
2017
2020

Margin Expansion*


2017 Adj.
~14.9%
2020
~16.5%
+ ~160 bps
2017-2020

Key Margin Drivers

- New product development margin improvement
- Productivity through operational excellence
- Accretive Energy Services and Controls growth
- Footprint optimization
- Pricing to mitigate material inflation

Ingersoll Rand.

* Midpoint of company guidance range for 2017 revenue and margin

Agenda

The business today

Performance highlights

Strategy and outlook

Strategic growth programs


THERMO KING


Main Floor
Zone Temperature
72°
System Idle
Cooling
Heating
Heat to:
72°
Hold Options
Outdoor Temperature
51°
NEXIA
Menu






TRANE
COMFORT
SPECIALIST

Strategic Growth Programs

Snapshot of our Innovation, Customer Satisfaction and Impact

- Focused on large market opportunities
- Building on strong capabilities and differentiated positions
- Momentum is building, early success is evident
- The future is bright for climate segment


A legacy of home comfort.
TRANE
TRANE HVAC PRODUCTS WITHIN THE ECOWISE™ PORTFOLIO
FRIGOBLOCK
ECO-FRIENDLY
DRIVING INNOVATION. DELIVERING PERFORMANCE.

Thermo King Auxiliary Power Unit Growth Story

Ray Pittard, President – Transport Solutions North America, Europe, Middle East, Africa

Ingersoll Rand
Inspiring Progress™



Significant Opportunity to Grow Market Share and Expand Customer Base

The Business

Thermo King Auxiliary Power Units (APU) provide HVAC and hotel power to the sleeper cab:

- Reduces engine idle-time
- Increases fuel efficiency
- Lowers maintenance costs
- Maximizes driver comfort and retention
- Increases residual value

The Opportunity

- Clear market share leader for diesel APU
- Two-thirds of the Class 8 Sleeper Cabs do not have an APU
- Thermo King outperforms the competition
- Current sales ~$100M



Growing Class 8 Sleeper Cab Market Opportunity


~17%
CAGR
~$680M
$416
$88
$175
2017*
~$1.1B
$652
$154
$295
2020
No APU
Battery
Diesel

Opportunities

- Expand in diesel
- Leverage strengths into battery
- Grow APU in non-APU segment

- Current Thermo King share: ~60% of diesel, ~15% of total sleeper cabs market

* estimated

Significant Opportunity to Grow APU Business in Non-Refrigerated Sleeper Cab Fleets

Expanding Strong Position in Sleeper Cabs, Refrigerated Fleets
(25% of Market)


~$170M
~$75M
Refrigerated Market
Thermo King Sales

Large Untapped Opportunity in Sleeper Cabs, Non-Refrigerated Fleets
(75% of Market)


~$500M
~$30M
Non-Refrigerated Market
Thermo King Sales

Ingersoll Rand.

How Thermo King Will Win in the Market: A Differentiated Position

Differentiator	Ingersoll Rand	Company A	Company B
Performance	✓		
Channel / Sales & Service	✓ ✓	✓	✓
Reliability	✓		
Residual Value	✓		
Total Cost of Ownership	✓		







Product Performance Drives Customer Satisfaction: Customer Case Study

Client:	TransAm
Situation:	• Needed to improve fuel efficiency, reduce idle-time and increase driver satisfaction
Solution:	• Purchased >2,500 units since 2005
Result:	✓ Decreased fleet's engine idle-time to single digits ✓ Increased fuel efficiency ✓ Reduced overall emissions ✓ Improved preventative maintenance schedules ✓ TriPac APU contributes to overall residual value in resale ✓ APU value proposition of driver comfort used to recruit new hires





Business Growth with Expanded APU Portfolio

The Opportunity



~$200M
~$100M
$36M
2009
2017
2020

Initiatives

- ☑ Capture market share with TriPac portfolio of diesel and electrified products to meet the needs of different segments
- ☑ Leverage strong channel to increase the APU adoption-rate among refrigerated and non-refrigerated customers
- ☑ Drive higher APU sales to further diversify business mix for resiliency during downturns in other product lines



~$100M incremental revenue opportunity by 2020

Ingersoll Rand.

Leveraging Digital Tools for an Improved Customer Experience

Gary Michel, President – Residential HVAC & Supply

Ingersoll Rand
Inspiring Progress™



Strong Portfolio with Significant Growth Potential

Leading Vitality Index
(Since 2012)


82%
18%

■ Revenue from New Products
■ Revenue from Existing Products

Opportunity in Underserved Markets


85%
15%

■ Owner Occupied Market
■ Underserved Segments

Solid Performance

Consecutive quarters of share growth	10
Adj. OI improvement since 2012	14 pts





Customer Experience Prime for Disruption Across Channels

The Opportunity

- Customer segments have different needs and expectations
- Differentiated customer experience:
  - Create value and loyalty
  - Increase distributor, dealer, contractor and customer satisfaction
  - Grow bottom line
- Improved front and backend solutions:
  - Increase efficiencies
  - Improve experience

The Channels

Distributor



Dealer



Contractor



Builder



Homeowner/ Property Owner



Our Approach: Creating Differentiation with Digital Capabilities

Audience

Application	**B2B**	**Consumer**
Buying Process	Customer Portal Ecommerce **Mobile Apps** Informational Tools	Search Website Experience **Trane Go**
Products / Services	Connected Products Nexia Diagnostics	Connected Products & Services

Our Solutions



Ingersoll Rand.

Mobile Apps as a Differentiator: Improving Productivity of Distributors, Dealers and Contractors

- 33K+ unique users
- Rich functionality
  - Ordering capability
  - Product availability
  - System configurator
  - Product information
- Increases dealer efficiency:
  - Access to information anywhere, at anytime
  - ~60% of residential orders are self-service
- Continuous development to improve customer experience


TRANE
360°


American Standard
360
HVAC EQUIPMENT
Find equipment information and details - including BOMs and warranties.
PARTS & SUPPLIES
The parts and supplies you need, when you need them.
AMERICAN STANDARD AIR LOCATIONS

Gaps in Homeowner Purchasing Process Today Creates Opportunity for Trane Go

52%
Homeowners conduct online research prior to engaging dealer

58%
Visit manufacturer website

70%
Consumer drop off between online research and call to dealer

Unanswered Questions:

- What do I need for my home?
- How much does this cost?
- When can you be here?



Trane Go: Proven Technologies; New Application in HVAC Space

A New Buying Experience for Consumers

Differentiator	Trane	Competitors
Online product recommendation based on current home inputs	☑	☐
Pricing transparency	☑	☐
Online dealer scheduler	☑	☐
Real time communication from dealer	☑	☐
Ability to rate dealer	☑	☐


Results
RECOMMENDED
XV Series
Details

2X increase in dealer conversion rate

Ingersoll Rand.

Customer Experience: Converting Leads in The Future

Incremental Revenue Outlook



~$300M
Revenue
2017
2020

Drivers

- Growth in underserved segments
- Focus on customer experience at all touch points
- Technology based solutions with differentiated experiences
- Increased lead conversion
- Dealer self-servicing capabilities





~$300M incremental revenue opportunity by 2020

Variable Refrigerant Flow (VRF) Systems in North America

Dave Regnery, President – Commercial HVAC North America, Europe, Middle East, Africa

Ingersoll Rand
Inspiring Progress™



Difference Between Ducted Systems and Ductless Systems

Ducted System



- Blows outside air through the system

Variable Refrigerant Flow (VRF)



- Type of ductless system using specific compressor to simultaneously heat and cool

Ingersoll Rand.

North America HVAC Market: VRF… A Fast Growing Segment

Large North America HVAC Market

$6.5B



Applied
30%
Ductless - Mini Splits
12%
VRF
9%
Unitary
49%

Fast Growing VRF Segment



+16%
CAGR
+14%
CAGR
$390M
$550M
$800M
2014
2016
2020

Why VRF is attractive to Trane:

- Growth rate is roughly 5x market rate
- VRF systems are similar to applied systems
  - Requires sophisticated modeling and controls
  - Lucrative recurring revenue stream

Ingersoll Rand.

Why We Win: Customers Buy Solutions – Trane Offers the Broadest Product Portfolio in the Industry

Customer Requirements

Climate characteristics, owner needs, future serviceability

Application Expertise

100 years of Trane, unmatched application experience, industry-leading modeling tools & expertise

Broad Portfolio for System Development



Applied



Unitary



Ductless



Building automation & management

Unlike many competitors who are single product focused

Trane Approach: Case Study
Application Expertise is Used to Design the Right Customer Solution

VRF is the Right Solution

Client:
- K-12 School District (TN)



- School expansion to eliminate portable classrooms
- Existing air-cooled chiller / ducted solution already in use

Our Solution:
- Hybrid system includes VRF with terminal products
- Integrated building controls

Result:
- Decreased first cost (eliminate the need for additional chiller capacity)
- Improved learning environment

VRF is Not the Right Solution

Client:
- Hospital Expands Surgical Suite



- Critically controlled spaces
- Requires specific temperature, humidity and air filtration
- Need to integrate with existing HVAC system and building controls

Our Solution:
- Expand existing chilled water system and air-handling units
- Upgraded building controls
- Installed variable speed drives

Result:
- 20% energy savings
- Improved indoor air quality, accurate temperature and humidity controls
- Maximize hospital up-time

How We Are Differentiated
– Trane has Leading Capabilities and Strengths

	Equipment	Integrated Controls	Modeling Application Expertise	Service Capability	Technical Support	Hybrid Systems
TRANE®	●	●	●	●	●	●
OTHER COMPANIES						
Company A [Asia]	●	◐	○	○	◐	○
Company B [Asia]	●	◔	○	○	◔	○
Company C	●	●	◐	●	●	●
Company D	●	○	○	◔	●	◐
Company E	●	●	◐	●	●	◐

● Equal to or better than us ◐ Half as strong as us ◔ Minimal capability ○ No capability

Another Breakthrough Technology: Variable Flow (VF) Systems (Four Pipe Chiller)

The Product / Technology



- Developed in Europe
- Applied where simultaneous heating and cooling are required
- Advanced unit control

Advantages

- Energy efficiency
- Water replaces refrigerant in variable flow applications
- Can be used in both ducted and ductless environments
- Eliminates / reduces the need for traditional boiler
- Eliminates space for refrigerant leak detection devices





Variable Flow Technology Offers Incremental Growth Opportunity

Market Share



Applied
Unitary
VRF
VRF
2017
2020

Revenue Drivers

- Application knowledge
- Integrated controls
- Service capabilities
- Hybrid systems

TRANE®



~$200M incremental revenue opportunity by 2020

Trane Energy Services and Controls (ES&C) in North America

Jason Bingham, Vice President – Trane Digital, Energy Services and Controls

Ingersoll Rand
Inspiring Progress™



Energy Services: Significant Market Opportunity



Internet of Building Things (IoBT)
Evolving customer expectations



Utility Business Model
Convergence of energy



Corporate Sustainability
Companies serious about green



Regulations and Policy
Accelerates evolution



Building Energy Consumption
Buildings consume +40% of world's energy; HVAC and lighting are majority

$8.5B

Opportunity for Energy Services

Trane Energy Services and Controls is $1B business today

Trane Energy Services and Controls – The Business Today

Core Capabilities

- ☑ Building Controls and Automation
- ☑ Digital Solutions
- ☑ Energy Contracting
- ☑ Renewable Energy & Sustainability
- ☑ Energy Supply Services



Performance Highlights Since 2013

- ☑ 50% growth in Energy Services
- ☑ +3 pts controls market share
- ☑ 1,500 buildings software as a service
- ☑ 7,500+ connected buildings



Momentum is Rapidly Accelerating


Connected Buildings
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
2010
2011
2012
2013
2014
2015
2016
2017
7,500 +
today

Creating Customers for Life

How We Are Differentiated
– Building Provider with Full Set of Offerings

	CONSTRUCTION		OPERATIONS	
	Equipment	Service	Energy Services	Digital
TRANE	●	●	●	●
OTHER COMPANIES				
Facility Management	○	◑	◑	●
Multi-function	●	●	◑	◑
Electric / Controls	○	◑	●	●
Technology	○	○	○	●
Equipment	●	○	○	◑

Trane Approach: Case Study

Client:	• Movie theater company
Situation:	• Building automation high installed cost • Decentralized
Our Solution:	• Factory mounted building automation • Digital / cloud based centralization • Integration with Point of Sales (POS) system
Result:	• Increase customer satisfaction • Decrease operations cost >$5M







Profitable Growth from Energy Services

Energy Services Growth Forecast


~15%
CAGR
2013
2017
2020

Our Focus

- Traditional systems
  - The largest installed base
- Connected buildings
  - 35% annual growth
- Energy services
  - 4X $ per Client





~$400M incremental revenue opportunity by 2020

Didier Teirlinck

Executive Vice President – Climate Segment

Ingersoll Rand
Inspiring Progress™



Well-Positioned for Growth and Margin Expansion

Strong	• Products, business models, channel, talent and business operating system
Aligned	• Aligned strategy to climate mega trends
Strategic	• Strategy to grow the core, expand into adjacencies, and explore new frontiers
Future	• Unleash unlimited potential and perform over next several years

Q&A

BREAK

Robert Zafari

Executive Vice President – Industrial Segment

Ingersoll Rand
Inspiring Progress™



Agenda

The business today

Strategy and outlook

Strategic growth examples













Balanced Profile with Resilient Aftermarket

Business Units


Small Electric Vehicles
Industrial Comp.
$3.0B
Industrial Products[1]
Engineered Comp.
Parts & Service
Compression Technologies & Services

Regional Mix


3%
5%
18%
19%
55%
India
Latin America
Europe, ME, Africa
Asia Pacific
North America

Revenue Streams


37%
63%
Parts and Service
Equipment

Ingersoll Rand.

1. Industrial Products includes Power Tools, Fluid Management, and Material Handling. All figures are FY 2016.

A Strong Portfolio with Leading Brands in Diverse End Markets

Strong Portfolio



Compression Technologies & Services



Power Tools



Fluid Management



Material Handling



Small Electric Vehicles

Leading Brands

Ingersoll Rand.

ARO

Club Car

Manufacturing, Commercial, and Consumer



Motor Vehicle ✓



Food & Beverage ✓



Chemicals & Pharma ✓



Electronics ✓



Transportation, Golf & Turf ✓



...and Others ✓

Extraction



Oil & Gas



Mining & Metals

Utilities



Power & Energy ✓



Water ✓

✓ = *stable or growing market for IR in the near term*

Strengthened the Business Through the Cycle



Commercial

- Maintained or gained market share in all three businesses since 2013
- ~20% of portfolio transformed via new product development since 2013
- Continuous record booking for CARE service suite since launch in 2007
- 28% CAGR of Power Tools sales through leading online retailer since 2013
- 30 bps positive spread of price vs. direct material inflation since 2013



Operational

- 6 manufacturing sites consolidated since 2009
- 71% increase in revenue per square foot since 2009
- 140 bps positive spread of productivity vs. total inflation from 2013 to 2016

Significant Headroom in Current Markets and High Margin Niches

	Compression Technologies & Services	Industrial Products	Small Electric Vehicles
			
Total Addressable Market (1)	~$14B	~$7B	~$7B
Ingersoll Rand size	~$1.9B	~$0.5B	~$0.6B
Market growth 2017-2020	Low-to mid-single digits	Low-to mid-single digits	Low-to mid-single digits
Market growth drivers	• Energy efficiency • System optimization • Uptime • Connectivity • Safety	• Electrification and controls • Intelligent and connected products • Safety and regulation	• Urbanization • Consumer vehicles • Connected vehicles • Fit-for-task vehicles

1. Management estimates, 2016

Agenda

The business today

Strategy and outlook

Strategic growth examples








Strategy Aligns with and Leverages Current Mega Trends

	Trend	Response
	**Demographics**	• Local industrial and food & beverage production • Pharmaceutical growth • Energy industry expansion and shift to renewables • Small electric consumer vehicles
	**Urbanization**	• Clean air and water management • Small consumer vehicles for urban use • Connected vehicles
	**Sustainability**	• Higher efficiency products and systems • Oil-free air with advanced services • Zero emission (electric) vehicles
	**Exponential Technologies**	• Intelligent and connected products • End-to-end system optimization • Connected service technician • Digital customer experience

An Evolving Growth Strategy for Evolving Markets

Core Growth

- Compressor efficiency
- Oil-free leadership
- CARE service programs
- Connected products
- Online experience
- High-growth geographies

Expansion

- Compression end-to-end efficiency with industrial IOT
- Smart and connected vehicles, equipment and services
- Superior digital experience
- Fewer but stronger channel partners

New Frontiers

- Big data and related sciences
- New business and distribution models
- 3D printing, material chemistry and augmented reality
- Continuous commissioning

Financial Outlook: Solid Growth and Margin Expansion

Revenue Growth*



~4%
CAGR
$2.9B
$3.3B
2017*
2020

Margin Expansion*

2017 Adj.	2020
~11.6%	~15%



+ ~340 bps

2017-2020

Drivers

Revenue drivers

- Compressor Technologies & Services: services, oil-free compressors and energy efficient equipment
- Industrial Products: intelligent and connected products, new market entry
- Small Electric Vehicles: personal transportation vehicles (PTV)
- Overall global industrial recovery

Margin drivers

- Higher margin on new products and services
- Price > direct material inflation
- Footprint, productivity and lean activities
- Significant leverage on higher volumes

* Midpoint of company guidance range for 2017 revenue and margin

Agenda

The business today

Strategy and outlook

Strategic growth examples



Strategic Growth Programs

Snapshot of our Innovation, Customer Satisfaction and Impact

- Focused on large market opportunities
- Building on strong capabilities and differentiated positions
- Momentum is building, early success is evident
- The future is bright for the Industrial Segment


ARO






RS37










Get
Connected



Industrial Products: New Growth Opportunities

Donny Simmons, President – Fluid Management, Power Tools and Material Handling

Ingersoll Rand
Inspiring Progress™



Fluid Management and Power Tools – Specialized Businesses with High Margins

Fluid Management



~$1.5B
Addressable Market

~4-5%
Growth CAGR

Power Tools



~$5.3B
Addressable Market

~2-3%
Growth CAGR

Why We Like These Businesses

- ✓ Niche markets within broad segments
- ✓ Mission-critical applications
- ✓ High barriers to entry
- ✓ Undergoing digital transformation
- ✓ Attractive and resilient margins

Why We Win

- ✓ Leading product portfolios and brands
- ✓ Global channel and service network
- ✓ Commercial domain expertise
- ✓ Strong leadership teams

Industry Trends Creating Significant Opportunities

The Business

- We design, manufacture and market pumps globally for specialized industrial fluid handling applications primarily in the chemical processing, manufacturing, wastewater treatment and other niche industries

Industry Trends

- Customer demand for control, automation and analytics
- Digital product selection, configuration and engagement
- Growth in emerging markets
- Consolidation

Ingersoll Rand Opportunities

✓ Intelligent pump technology

✓ Digital marketing and online partner portal

✓ Latin America, Middle East and India

✓ Bolt-on acquisitions


HAZARDOUS AREA
NON-HAZARDOUS AREA


PUMPSELECTOR
ARO Pump Selection Guide



Customer Success: Case Study

An $8B Global Ceramic Firm

Customer Need
- Automation to improve process
- Application: transfer of clay batches to production plant

Solution
- ARO controller coupled with air operated diaphragm pumps


ARO

Results

- 69% reduction of clay transfer time (from 90 to 28 minutes)
- Elimination of waste due to increased transfer precision
- Redeployment of personnel who were monitoring process
- Value of system sale to Ingersoll Rand is 5-10X value of individual pump

Industry Trends Creating Significant Opportunities

The Business

- A leading global provider of industrial-grade fastening and bolting tools and equipment for three specialized market segments: industrial, assembly and vehicle repair

Industry Trends

- Demand for process control, traceability and analytics
- Industrial Internet of Things (IIOT) and Industry 4.0
- Outsize growth in verticals including renewable energy
- Shift to digital customer engagement

Ingersoll Rand Opportunities

✓ Intelligent cordless platforms

✓ Integrated and communicating tools

✓ Strategic account focus

✓ Digital go-to-market




Get Connected
Get process control with I/O, automated configuration switching & real-time data archiving for up to 10 tools per PCM.
QX





Technology-Enabled New Market Entry

New Market Opportunity

- High torque controlled industrial bolting
- Market size ~$1.2B
- Representative vertical — Wind energy





Differentiated Solution

- First to market with a high torque intelligent cordless tool
- Delivers accurate torque with traceable results
- Wireless communications for process control and data collection
- Enables automation of manual processes

Significant Growth from High Margin Products

Revenue


~$90M
Revenue
2017
2020

Drivers

- Favorable industry trends
- Differentiated positions
- Digital products and go-to-market models




ARO
ARO

~$90M incremental revenue opportunity by 2020

Opportunity for Services and Engineered Oil-Free Markets

Todd Wyman, President – Compression Technologies & Services

Ingersoll Rand
Inspiring Progress™



Significant Services Organic Growth Opportunity

The Opportunity

Global installed base	~280k units
Opportunity	~$1B

Growth Levers

1. Increase service attachment rate on Ingersoll Rand installed base
2. Increase share of wallet




RS37


Ingersoll Rand



Ingersoll Rand.

Growing Services Through Improved Sales Effectiveness and Expanded Customer Solutions

		From	To
Lever 1	Sales Productivity	• Individually defined route planning • Inquiry to order	• System-enabled route optimization • Inside sales supported
	Sales Coverage	• Individually defined	• Standard prioritized targeting
Lever 2	Expanded Agreement Offering	• Single offering	• Tailored to customer needs

Enabled Through:



Original OEM parts



Advanced technology



Digital connectivity

Two Levers Providing Path for Transformation

1 Attachment Rate



>50%
Increase
Visits
August 2016
launch of model
March 2017
Quotes
Wins

- 32% bookings growth in European model channel

2 Share of Wallet



~16%
CAGR
since
inception
2009
2016

- Q1 record bookings in North America
- 31% YOY growth rate

Significant High-Margin Services Opportunity

Services Revenue


~$175M
2017
2020

Drivers

- Sales productivity
- Sales coverage
- Expanded offerings







~$175M Incremental Revenue Opportunity by 2020

Engineered Oil-Free Compressed Air Growth Opportunity

A Demanding Market Space

- Complex specifications
- Risk averse customers
- Time sensitive large projects
- Intensive technical documentation requirements
- Complexity leads to underserved markets

Opportunity to expand margins

Engineered Oil-Free Compressed Air Market Opportunity


Total Oil-Free Market
$1.7 Billion
Engineered
Oil-Free Market
$0.9 Billion



Air Separation



Food & Beverage



Pharmaceutical



Power Generation

**includes equipment in these ranges:*
37-18,000 kW (50-25,000 hp)

Ingersoll Rand.

Providing Holistic Customer Solutions in a Demanding Space

Lever
1

Improving customer experience and margins through operational excellence

- **Gates 0-3** Inquiry to order acceptance
- **Gates 4-5** Engineering & Production
- **Gate 6** Shipment
- **Gate 7** Project closure & lessons learned

Lever
2

Serving all customers through a complete offering


Oil-free Rotary


Centac


Turbo Air


MSG

Lever
3

Localizing footprint





Lever
4

Increasing services revenue per unit





Significant Margin Expansion Opportunity Through Engineered Oil-Free

Operating Income Growth


~$40M
2017
2020

Drivers

- Standard rigorous gate process
- Complete technology agnostic offering
- Improved localized footprint
- Increased services revenue per unit





~$40 million incremental operating income opportunity

Ingersoll Rand

Personal Transportation Vehicle (PTV) Opportunity

Marc Dufour, President – Club Car

Ingersoll Rand
Inspiring Progress™



Club Car – Global Leader in Golf and Utility Vehicles

- Market share leader in golf
- "Own The Address"
- Visage™ – industry-leading connected golf offering
- Carryall utility vehicles and fit-to-task options
- Vehicles manufactured in Augusta, GA and Wujiang, China
- Onward™ personal transportation vehicle
- Current revenue ~$600M









Club Car®

Target Demographic for Personal Transportation Vehicle

- Key segment: 5.4M young families
- Children under 18 at home
- Access to neighborhood amenities
- Customer uses: driving for pleasure, social interaction, family time
- Personalization and customization





Attractive Market Opportunity for Personal Transportation Vehicles

- $1B total market including accessories
- High growth segment
- Geographic concentration in U.S.
- Ideal for master planned communities and open neighborhoods





PTV Market Growth
New and Used Vehicles
($ in millions)
5-7% CAGR
$600
$400
$200
2016
2017
2018
2019
2020

How We Win: Club Car Onward™ PTV

- ☑ New look and style – lifted and non-lifted options
- ☑ Features catering to pleasure, family and social experience
- ☑ Highly customizable with integrated accessories to create your own personal Onward™
- ☑ Unique digital experience
- ☑ Strong brand awareness among target segment





Suspension Lift Kit



Integrated Turn Signals



Dual USB Port



Premium Seats



Fender Flares



Bluetooth Speakers



LED Headlights



Rear Storage

Ingersoll Rand.

Well Positioned for PTV Growth and Share Gain

Onward™ Market Share


~2X
2016
2020

Revenue Drivers

- Strong Club Car brand equity
- PTV market growth
- Innovative design and accessories
- Differentiated digital experience



~$100M incremental revenue opportunity by 2020

Robert Zafari

Executive Vice President – Industrial Segment

Ingersoll Rand
Inspiring Progress™



Well-Positioned for Renewed Growth and Margin Expansion

Balanced	• Balanced portfolio, strong brands, diverse end markets and resilient aftermarket
Stronger	• Strengthened our commercial and operational advantage during the slowdown
Aligned	• Aligned strategy to industrial mega trends
Strategic	• Strategy to grow the core, expand into adjacencies, and explore new frontiers
Future	• Revenue growing & return to ~15% operating income margin by 2020

ARO Ingersoll Rand Club Car

Q&A

BREAK

Sue Carter

Chief Financial Officer

Ingersoll Rand

Inspiring Progress™



Agenda

The business today

Capital allocation

Going forward



Robust Financial Model Drives Powerful Cash Flow



1. Attractive, diversified end markets
2. Leading brands, market positions – outgrowing market rates
3. Focused on margin expansion (growth / op. excellence)
4. Delivering powerful free cash flow
5. Investing for growth and profitability
$4.3 billion
free cash flow over the last 4 years

1. Attractive Markets, Diversified Revenue Sources*


Industrial
22%
Segments
Climate
78%


Service
32%
Service Mix
Equipment
68%


Golf and Utility
5%
Non-Res Building
N. America
33%
Industrial
and Process
17%
End Markets
Transport
Refrigeration
15%
Non-Res Building
International
15%
Residential
15%


International
36%
Regions
United States
64%

Ingersoll Rand.

* Based on 2016 revenues

2. Leading Brands and Market Positions

Commercial HVAC

TRANE

- World leader in HVAC

Residential HVAC

American Standard
HEATING & AIR CONDITIONING

- Leader in heating and air conditioning solutions

Transport Refrigeration

THERMO KING

- World leader in refrigerated transportation

Industrial and Process

Ingersoll Rand

- Leader in compression technologies, specialty tools & material handling

Fluid Handling

ARO

- World leader in reliable fluid handling equipment

Golf and Utility Vehicles

Club Car

- A world leader in small electric vehicles

3. Leading Brands and Business Operating System Driving Sustained Growth and Operating Margin Improvement

Organic Revenue



In Billions
$15
$14
$13
$12
$11
$10
3% CAGR
2013
2014
2015
2016

Adjusted EPS



$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
16% CAGR
2013
2014
2015
2016

Cash Flow ROIC



30%
25%
20%
15%
10%
5%
0%
+6 Ppts
2013
2014
2015
2016

Adjusted Operating Margin



18%
15%
12%
9%
6%
3%
0%
+2.5 Ppts
2013
2014
2015
2016*

Ingersoll Rand.

* Retrospectively restated for the adoption of accounting standard ASU 2017-07 on January 1, 2017. Non-service pension costs that were previously reported in COGS and SG&A expense are now reported in other income/expense, net. This has no net impact to EPS.

4. Delivering Powerful Free Cash Flow



Free Cash Flow
($ millions)
$1,151*
$862
Post Security Spin
$810
$985**
$1,345**
$1,100 to $1,200
2013
2014
2015
2016
2017F

Cash flow has been stable and recurring

Ingersoll Rand

* Reported – includes Allegion security business and excludes restructuring and one-time spin costs and refinancing premium

** Excludes the impact of the IRS agreement and restructuring in 2015 and excludes restructuring and the proceeds on the sale of Hussmann in 2016

5. Investing for Growth and Profitability

Business Investments


~15%
2013
2016

Key Examples

- New low-global warming potential refrigerants
- Digital / controls / wireless technology
- Channel expansion
- Parts and services capabilities / offerings
- Sales and services capabilities
- Operating system expansion





Ingersoll Rand.

Agenda

The business today

Capital allocation

Going forward



Capital Allocation Principles: A Dynamic Approach

1 — Invest for Growth

- Strengthen the core business and extend product & market leadership
- Invest in new technology and innovation
- Ensure no meaningful gaps exist in product portfolio
- Acquire products, channels and business adjacencies where more attractive than growing organically

2 — Maintain Healthy, Efficient Balance Sheet

- Preserve liquidity and manage leverage
- Maintain flexibility to invest in growth and evolve with business conditions
- Target BBB investment grade rating

3 — Return Capital to Shareholders

- Pay a competitive dividend and grow dividend at or above rate of earnings growth over time
- Repurchase shares with excess cash when intrinsic value provides high returns







M&A Framework – Clear Criteria

Business Criteria

- ☑ Strong position – no major gaps to fill
- ☑ Strengthening our core or extend leadership in product, channel or technology
- ☑ Must be clear strategic fit for Ingersoll Rand and clear synergies to meet financial hurdles
- ☑ Focused on core bolt-on opportunities; adjacent opportunities also under review



Financial Criteria

- ☑ IRR > WACC
- ☑ ROIC: Accretive < 3 years
- ☑ EPS accretive < 3 years
- ☑ Cash payback period: < 5 years

Capital Deployment 2013-2016: Focused on Maximizing Shareholder Value

$6.3 Billion

Capital Expenditures

- ~$900M in Capex



Dividends

- $1.2B in dividends paid
  - 17% CAGR
- Long history of growing dividend



Share Buyback

- $3.1B
- 53 million shares repurchased



Mergers & Acquisitions

- Spent $981 million on 10 acquisitions



Agenda

The business today

Capital allocation

Going forward



Continuing Top-Tier Performance 2017 to 2020

Organic Revenue Growth


~3%
~4% - 4.5%
CAGR
2017 Guidance
2017-2020

Adjusted Operating Income Growth


~6%
~10%
CAGR
2017 Guidance
2017-2020

Adjusted Operating Margin %


12.4% - 12.8%
~14.5% - 15%
2017 Guidance
2020

Adjusted EPS Growth


5% - 9%
~11% - 13%
CAGR
2017 Guidance
2017-2020

Ingersoll Rand.

2017 Guidance unchanged

Continuing Top-Tier Performance 2017 to 2020

Climate Adjusted Operating Margin %


14.6% - 15.1%
~16.5%
2017 Guidance
2020

Industrial Adjusted Operating Margin %


11.1% - 12.1%
~15.0%
2017 Guidance
2020

Cash ROIC %


~20%
~25%
2017 Guidance
2020

ROIC %


~10.5%
~14.5%
2017 Guidance
2020

Continuing to target free cash flow >= net income

Ingersoll Rand.

2017 Guidance unchanged

Strong Free Cash Flow of ~$4 Billion 2018 to 2020 Drives Dynamic Capital Allocation



Strong Cash Flow
Business Investment
D&A
2018–2020 Earnings
4% to 4.5% Revenue CAGR
CAPEX
1% - 2% of Revenues
Δ W/C
Maintain W/C at 3-4% of Revenues
Free Cash Flow
FCF >= Net Income
2018-2020 Free Cash Flow ~$4B
Cumulative Cash Flow
• Competitive dividend; dividend growth >= earnings growth
• Buybacks and acquisitions

Ingersoll Rand.

Note: Graphics not drawn to scale

Key Messages

- Attractive financial model drives powerful cash flow
- Ongoing business investments strengthen our core and extend our leadership positions
- Multi-year track record of delivering consistent, top-tier results
- Significant opportunities for growth and margin expansion going forward
- Business expects to generate ~$4 billion in free cash flow 2018 to 2020
- Dynamic capital allocation delivers predictable, strong returns for shareholders over time






Appendix

Ingersoll Rand
Inspiring Progress™



Ingersoll Rand Targets 2017 to 2020

	2017-2020 Targets
Revenue Growth	4%-4.5% CAGR
Operating Income Growth Operating Margins	~10% CAGR ~14.5%-15% in 2020
EPS Growth	11% to 13% CAGR **Based on ~22% tax rate**
Business Unit Operating Margins - Climate - Industrial	 ~16.5% in 2020 ~15% in 2020
Cash Generation (% Net Income) - Working Capital/Revenues - 2020 ROIC	>=1.0 times 3% to 4% ~14.5%







Non-GAAP Measures Definitions

Organic revenue is defined as GAAP net revenues adjusted for the impact of currency and acquisitions. Organic bookings is defined as reported orders closed/completed in the current period adjusted for the impact of currency and acquisitions.

- Currency impacts on net revenues and bookings are measured by applying the prior year's foreign currency exchange rates to the current period's net revenues and bookings reported in local currency. This measure allows for a direct comparison of operating results excluding the year-over-year impact of foreign currency translation.

Adjusted operating income is defined as GAAP operating income plus/minus certain adjustments applicable to each respective year such as restructuring expenses, acquisition inventory step-up, Venezuela re-measurement of monetary assets, IRS agreement, gain on sale of divested businesses and legal settlements.

Adjusted operating margin is defined as the ratio of adjusted operating income divided by net revenues.

Adjusted EPS is defined as GAAP EPS plus/minus certain EPS adjustments applicable to each respective year such as restructuring expenses, acquisition inventory step-up, Venezuela re-measurement of monetary assets, IRS agreement, refinancing premium, gain on sale of divested businesses and legal settlements, net of tax impacts.

Cash flow return on invested capital is defined as annual free cash flow divided by the sum of gross fixed assets, receivables and inventory less accounts payables.

Free cash flow is defined as net cash provided by operating activities, less capital expenditures, plus cash payments for restructuring expenses and IRS agreement.

Non-GAAP Measures Definitions

Working Capital measures a firm's operating liquidity position and its overall effectiveness in managing the enterprises' current accounts.

- Working capital is calculated by adding net accounts and notes receivables and inventories and subtracting total current liabilities that exclude short term debt, dividend payables and income tax payables.
- Working capital as a percent of revenue is calculated by dividing the working capital balance (e.g. as of March 31) by the annualized revenue for the period (e.g. reported revenues for the three months ended March 31) multiplied by 4 to annualize for a full year).

Adjusted OI + D&A is defined as adjusted operating income plus depreciation and amortization expense.

Operating leverage is defined as the ratio of the change in adjusted operating income for the current period (e.g. Q1 2017) less the prior period (e.g. Q1 2016), divided by the change in net revenues for the current period less the prior period.

Why Invest In Ingersoll Rand?

- **Strategy** — Strategy tied to attractive end markets supported by global mega trends
- **Brands** — Franchise brands and businesses with leadership market positions
- **Innovation** — Sustained business investments delivering innovation and growth, operating excellence and improving margins
- **Performance** — Strong management and high performing teams
- **Cash Flow** — Operating model delivers powerful cash flow
- **Capital Allocation** — Capital allocation priorities deliver strong shareholder returns

Ingersoll Rand · TRANE · THERMO KING · American Standard Heating & Air Conditioning · Club Car · ARO

Q&A